UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 06, 2026

Lifevantage Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35647	90-0224471
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 N. Triumph Blvd, Suite 700
Lehi, Utah		84043
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (801) 432-9000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	LFVN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

LifeVantage Corporation (the “Company”) held its fiscal year 2027 annual meeting of stockholders on November 5, 2026 (the “Annual Meeting”). Of the 12,589,444 shares of the Company’s common stock outstanding as of the record date, 9,421,295 shares, or 74.83% were represented at the Annual Meeting either in person or by proxy. The following proposals were submitted to a vote of the Company’s stockholders at the Annual Meeting:

1. To elect the following six director nominees to the Company’s board of directors to hold office until the next annual meeting of stockholders or until their respective successors are elected and qualified:

Mr. Rajendran Anbalagan	Mr. Darwin K. Lewis
Mr. Michael A. Beindorff	Mr. Terrence Moorehead
Mr. Raymond B. Greer
Mr. Dayton Judd

2. To approve, on an advisory basis, a resolution approving the compensation of the Company’s named executive officers; and

3. To ratify the selection of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending June 30, 2027.

The proposals submitted to a vote of the Company’s stockholders at the Annual Meeting are more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on September 18, 2026.

The final voting results of each proposal were as follows:

Proposal 1 – Election of Directors.

The Company’s stockholders elected each of the six director nominees listed above to the Company’s board of directors (the “Board”) to serve until the next annual meeting of stockholders or until their respective successors are elected and qualified. Votes cast were as follows:

	For	Against	Abstain	Broker Non-Votes
Mr. Rajendran Anbalagan	6,886,051	160,519	5,163	2,369,562
Mr. Michael A. Beindorff	4,210,997	2,827,323	13,413	2,369,562
Mr. Raymond B. Greer	4,645,713	2,401,005	5,015	2,369,562
Mr. Dayton Judd	6,126,017	920,733	4,983	2,369,562
Mr. Darwin K. Lewis	4,098,231	2,948,519	4,983	2,369,562
Mr. Terrence Moorehead	7,006,287	32,321	13,125	2,369,562

Proposal 2 – Approval, on an Advisory Basis, of a Resolution Approving the Compensation of the Company’s Named Executive Officers.

The Company’s stockholders approved, on an advisory and non-binding basis, the compensation of the Company’s named executive officers. Votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
6,273,776	767,914	10,043	2,369,562

Proposal 3 – Ratification of Selection of Independent Registered Public Accounting Firm.

The Company’s stockholders ratified the selection of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2027. Votes cast were as follows:

For	Against	Abstain
9,393,989	23,603	3,703

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEVANTAGE CORPORATION

Date:	November 12, 2026	By:	/s/ Carl A. Aure
Name: Carl A. Aure Title: Chief Financial Officer